NYSE American: REIwww.ringenergy.com August 7, 2025 Q2 2025 EARNINGS & UPDATED GUIDANCE Exhibit 99.2

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Forward – Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, guidance, plans and objectives of management are forward-looking statements. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements also include assumptions and projections for second half and full year 2025 guidance for sales volumes, oil mix as a percentage of total sales, capital expenditures, operating expenses and the projected impacts thereon, and the number of wells expected to be drilled and completed. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the expected benefits to the Company and its stockholders from the acquisition of oil and gas properties (the “LRR Acquisition”) from Lime Rock Resources IV-A, L.P. and Lime Rock Resources IV-C, L.P. (collectively, “Lime Rock” or “LRR”); the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, changes in U.S. energy, environmental, monetary and trade policies, including with respect to tariffs or other trade barriers, and any resulting trade tensions; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2024, and its other filings with the SEC. All forward-looking statements, expressed or implied, included in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect.  The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. 2 Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio,” “All- in Cash Operating Costs,” and “Cash Operating Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non- GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures

Ring Energy - Independent Oil & Gas Company

Focused on Conventional Permian Assets in Texas

2Q 2025 Net Production
21,295 Boe/d
(68% oil and 85% liquids)

2024 SEC Proved Reserves[1,2]
134 MMBoe/PV10 ~$1.5 Billion
Proved Developed ~69%
Lime Rock Acquisition[4] adds ~12 MMBoe/ PV10 ~$160 million
Proved Developed ~79%

Permian Acreage
Gross / Net Acres[3]
~98,000 / ~81,000
Lime Rock Acquisition adds ~18K net acres
400+ Locations[4]
Lime Rock Acquisition adds ~40 locations[4]

High Operational Ownership
~96% Operated WI
~79% Oil NRI
~82% Gas NRI

1. SEC Proved Reserves as of 12/31/2024 utilizing SEC prices, YE 2024 SEC Pricing Oil $71.96 per bbl Gas $2.13 per Mcf.
2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure.
3. LRR Acquisition utilizing SEC prices for TTM ended March 31, 2025, Oil $71.00 per bbl Gas $2.44 per Mcf.
4. Includes all acreage and identified new drill locations as of year-end 2024 operated and non-operated across 1P, 2P and 3P reserve categories.



NEW MEXICO
TEXAS
Permian Basin
Northwest Shelf
Matador Arch
Yoakum
Wolfcamp Shelf Margin
Gaines
Andrews
Capitan Reef Trend
Central Basin Platform
Horseshoe Atoll
Ector
Ward
Crane
Delaware Basin
Midland Basin
Ozona Arch
Ring Energy Assets
Northwest Shelf
Central Basin Platform
Includes operated & non-operated

Differentiated approach by applying unconventional technology and thinking to conventional Permian assets

Ring Assets Characteristics:

- ✓ **Shallow Base Decline**
- ✓ **Long Life Wells** (> 35 years)
- ✓ **Highly Oil Weighted**
- ✓ **High Operating Margin**
- ✓ **High Netbacks** (NRI > 79%)
- ✓ **Low D&C Cost Inventory**
- ✓ **Low Breakeven Costs**

3 | Ring Energy, Inc. | Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Adding Size and Scale to the Portfolio Since 2021, we have… • Increased our production by 23% CAGR from accretive acquisitions & organic development • Increased Proved Reserves by ~88% (including LRR assets) Maintaining Operational Excellence In Q2 2025, we… • Reduced lease operating costs by 12%1 (on a Boe basis), 9% below low end of guidance • Reduced all-in cash operating costs by 3%1 (on a Boe basis) • Reduced capital expenditures by 48%1 (on a Boe basis), below the mid point of guidance In 2025, we… • Drilled 9 wells with initial production from all wells exceeding pre-drill expectations enabling our 2Q25 oil sales to be near high end of guidance Meaningful Free Cash Flow Generation • TTM EBITDA margin greater than 60% - High margin portfolio • Delivered record Adjusted Free Cash Flow of $24.8 million, 23 consecutive quarters positive AFCF • FY 2025E AFCF between ~$50 to ~$75 million (assuming $55 to $75 per BO WTI and updated guidance) Maintain Strong Balance Sheet • Deleveraged Company from ~ 4.0x in early 2021 to ~2.0x in Q2’25 (including LRR Acquisition2) • Paid off debt incurred with Founders Acquisition ($75 million in 2023) in less than 5 quarters • Hedged remainder 2025 ~ 1.3 million BO with avg floor price of $64.87 per Bbl • Hedged FY 2026 ~2.3 million BO with avg floor price of $65.44 per Bbl Creates a Stronger, More Resilient Ring • Reduced capex guidance for FY 2025E by 36% year-over-year, while maintaining 2% year-over-year growth • Focused on maximizing FCF and debt reduction with clear sight to paying off the LRR Acquisition2 Strength, Flexibility, & Resilience 4 Proven, Value Focused Strategy Demonstrates Strength in Low & Volatile Oil Price Environments Note: See Appendix for disclaimers regarding non-GAAP financial measures and footnotes 1. Quarter-over-quarter comparison to Q1 2025 2. Referencing the debt associated with the Q1 2025 Lime Rock Acquisition

Q2 2025 Scorecard

Q2 First Full Quarter with LRR Benefit

Metric	Q2 2025	Change	Q1 2025
Oil Sales Bo	14,511 Bo/d	20%	12,074 Bo/d
Sales Boe	21,295 Boe/d *68% Oil*	16%	18,392 Boe/d *66% Oil*
Realized $/ Boe	$42.63 Per Boe	-11%	$47.78 Per Boe
Adjusted EBITDA[1]	$51.5 Million	11%	$46.4 Million
CapEx	$16.8 Million	-48%	$32.5 Million
Lease Operating Costs	$10.45 Per Boe	-12%	$11.89 Per Boe
All-in Cash Operating Costs[2]	$21.51 Per Boe	-12%	$24.33 Per Boe
Debt Balance	$448 Million *with LRR AQ*	-3%	$460 Million
Leverage Ratio[3]	2.05x Ratio	8%	1.90x Ratio
Adjusted Free Cash Flow[1]	$24.8 Million	328%	$5.8 Million

Company Record

1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures.
2. Cash Operating costs is defined as all "cash" costs including LOE, cash G&A, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes and gathering/transportation costs on a $ per Boe basis.
3. Leverage Ratio see appendix.

5 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Sales Volumes Q2 2025 Q2 2025 % Q3 2025 2H 2025 Guidance Actuals Difference Guidance Guidance Total (Bo/d) 13,700 – 14,700 12,850 – 13,850 12,500 – 14,000 Mid Point (Bo/d) 14,200 14,511 2% 13,350 13,250 Total (Boe/d) 20,500 – 22,500 19,200 – 21,200 19,000 – 21,000 Mid Point (Boe/d) 21,500 21,295 -1% 20,200 20,000 - Oil (%) 66% 68% 66% 66% - NGLs (%) 18% 17% 18% 18% - Gas (%) 16% 15% 16% 16% Capital Program       Capital1 ($MM) $14 – $22 $23 – $31 $38 – $58 Mid Point ($MM) $18 $16.8 -7% $27 $48 Operating Expenses       LOE (per Boe) $11.50 – $12.50 $11.00 – $12.00 $11.00 – $12.00 Mid Point (per Boe) $12.00 $10.45 -13% $11.50 $11.50 Updated Guidance 6 FY 2025 CAPEX Allocation $97 million Mid Point 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements. 2. All guidance capex numbers in 2025 are mid-points. -37% -48%

Focused on Maximizing FCF in 2025 & Beyond

Outlook – High Margin, Low Decline, High Netback Assets Drive Success Through Volatile Oil Prices

Pursue Operational Excellence & Building Scale

Total Sales FY'25E
Mid-point ~20,000 Boe/d



22
20
18
16
Up ~2%
18.1
19.6
20.0
2023
2024
2025E

Oil Sales FY'25E
Mid-point ~13,300 Bo/d



14
13
12
12.5
13.3
13.3
2023
2024
2025E

Maximizing 2025E AFCF[1,2]



AFCF $MM
AFCF Yield %
$100
$80
$60
$40
$20
$0
50%
40%
30%
20%
10%
0%
16%
18%
32%
34%
39%
44%
48%
2023
2024
$55
$60
$65
$70
$75 WTI
FY 2025E

Disciplined Capital Investment



Capex Range Millions
$150
$125
$100
$75
$152
$152
$97
YoY Down ~36%
2023
2024
2025E
'25E Capital Projects:
~ 20-23 New Drills
~30-40 Recompl/CTRs

AFCF Outlook for 2026E[1]

Maintaining Production & Capex Spend YoY



FY Sales '26E ~ 20K Boe/d (67% oil)
FY Capex '26E ~$110 Million
AFCF $MM
$100
$80
$60
$40
$20
$0
$55
$60
$65
$70
$75 WTI
FY 2026E

1. Estimated AFCF is based on actuals in Q1'25 and projections of internal management financial model assumes mid point of guidance for Net Sales production & capex with adjustable oil price as of Apr'25, gas HH strip price 04/20/2025 and NGL realizations of ~17% of WTI oil price in 2025.
2. Estimated AFCF yield is based on assumptions above for AFCF and Ring's stock price and market capitalization as 07/31/2025.

3. Outlook 2026E, based on internal management financial model, including referenced above '26E for production & capex and improvement by $1.00/mcf gas differential in 2026.

7 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Distinguishing Attributes: What Makes Ring Different?

Differentiated Approach by Applying Unconventional Technology and Thinking to Conventional Permian Assets

✓ **Ring Conventional Assets Characteristics:** Shallow Base Decline, High Netbacks (NRI> 79%), Long Life Wells (> 35 years) and Highly Oil Weighted

PDP Decline[1]: 2024E PDP Base Decline %



40%
35%
30%
25%
20%
15%
10%
5%
0%
Median 33%
20%
22%
25%
29%
30%
33%
34%
34%
35%
36%
37%
Peer 1
RING[2]
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

Reserve Life[2,3]: YE 2024 SEC Proved Reserves / FY'24 Annualized Prod.



20.0
15.0
10.0
5.0
0.0
18.7
11.1
RING
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Median
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

Netbacks: NRI %

High Operational Ownership
~96% Operated WI
~79% Oil NRI
~82% Gas NRI

% Oil[2,3]: FY'24 Oil Sales Production



100%
80%
60%
40%
20%
0%
68%
46%
Peer 1
Peer 2
Peer 3
RING
Peer 4
Median
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

1. Source: Enverus as of Feb 2025, using ENVERUS base decline model function. The declines are all yearly declines using Aug/Sep/Oct 2024 as starting period for each company selected (by any size). Includes: Civitas, Devon, Diamondback, Mach Natural Resources, Magnolia, Ovintiv, Permian Resources, Riley Permian, SM Energy (Midland) and Vital Energy.
2. Ring Energy decline is Pro Forma internal management estimates for PDP Ring legacy and the acquisition of Lime Rock's CBP assets.
3. Peers based on similar size sub $2B market cap and/or other similar companies that have Permian assets: Amplify Energy, Berry Corporation, Crescent Energy, HighPeak Energy, Mach Natural Resources, Permian Resources, Riley Permian, Vital Energy, TXO Partners and W&T Offshore.
4. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 03/13/2025.

8 | Ring Energy, Inc. | Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Distinguishing Attributes: High Operating Margins

Ring's **Conventional Assets** with High Netbacks Drive Strong Cash Operating Margins vs. Peers[1,2]

1Q 2025 TTM Cash Operating Margin and Realized Pricing ($/Boe)



$70
$60
$50
$40
$30
$20
$10
$0
Cash Operating Margin
Realized Pricing
$48.03
$68.32
$49.33
$39.04
$40.29
$39.11
$40.26
$37.77
$30.22
$42.23
$40.23
$43.14
$33.91
RING
$30.11
$26.95
$26.17
$25.34
$24.19
$21.94
$20.13
$18.31
$16.13
$12.32
$8.29
$8.28
$5.85
Peer 1
Peer 2
REI
Peer 3
Peer 4
Peer 5
Median
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

Operational Excellence and Cost Control Drive Profitability

- **High oil weighting of 68%** (85% liquids) contributes to high realized pricing per Boe
- **Low cash operating costs** and maintaining cost discipline drive margin expansion
- Generating ~**$26 per Boe in margin** TTM demonstrates strength of **long-life asset base**
- **Strong cash operating margins** allow the Company to withstand volatile commodity price swings
- Robust margins lead to increased cash flow, **debt reduction and stronger returns**

*" **Improving operational margins** leads to higher returns…pursuing strategic acquisitions of high margin assets leads to **sustainable** higher returns "*

- Paul McKinney

1. Peers include Amplify Energy, Battalion, Baytex, Berry Corporation, Civitas, Crescent Energy, Mach Natural Resources, Riley Permian, TXO Partners, Vital Energy and W&T Offshore.
2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 8/1/2025.
3. Cash Operating Margins is defined as revenues (excluding hedges) less LOE, cash G&A (excluding share-based compensation), interest expense, workovers, operating expenses, production taxes, ad valorem taxes and gathering/transportation costs.

9 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Enhanced Value for Stockholders 10 Addition of Lime Rock CBP Assets and Strong Q2 Performance Led to Improved Metrics and AFCF 1. See Appendix for calculation of All-in Cash Operating Costs and Adjusted Free Cash Flow. Production/Share Boe/Share Up 13% All-in-Cash Operating Costs1 $/Boe Adjusted Free Cash Flow1 $/Boe Up 264% Down 12%

Track Record of Strategic Consolidation

Four Acquisitions Since 2019 Increases Net Production by >3.0x

Acquisition Track Record

- Ring's pursuit of accretive, **balance sheet enhancing acquisitions** is a key component of our future growth
- **M&A wave of conventional Permian assets** from majors, large independents, private equity-backed operators and private family-owned companies
- **Limited buyer competition** from public companies **uniquely positions Ring** as a consolidator for future acquisitions
- **Experienced management team** with shared vision and **positioned to capitalize** on attractive M&A opportunities
- Track record of disciplined M&A, which has allowed Ring to acquire **undeveloped locations at a minimal acreage cost since** proved developed value of reserves has underpinned purchase price for the past four acquisitions



~20,000
6,100
2018A Daily Production (Boe/d)
Wishbone
Stronghold
Founders
Lime Rock
2H 2025E Daily Production (Boe/d)
Wishbone Energy Partners
STRONGHOLD
FOUNDERS OIL & GAS
LIME ROCK RESOURCES

Year Completed	Wishbone (2019)	Stronghold (2022)	Founders (2023)	Lime Rock (2025)	Total Acquired
Acquisition Price ($MM)	$300	$465	$75	$100	**$940**
Consideration Mix (% Cash / % Stock)	90% / 10%	51% / 49%	100% / 0%	90% / 10%	**64% / 36%**
Acquired Net Acreage	~38,000	~37,000	~3,600	~17,700	**~96,300**
Number of New Drill Locations[1]	>190 (Hz)	>280 (Vt)	>50 (Vt)	>40 (Hz)	**>560**



Legend
Ring Energy Legacy
Lime Rock Resources
Founders Oil & Gas
Stronghold Energy Operating
Wishbone Energy Partners
Yoakum
Lea
Gaines
Andrews
Winkler
Ector
Ward
Crane

Acreage includes operated and Non-Operated WI

11 | Ring Energy, Inc. | Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Note: See Appendix for disclaimers regarding non-GAAP measures and footnotes

1. Includes all locations operated and non-operated "PUD" reserve categories and 2P / 3P locations at the time of the acquisition.

Permian Basin – Conventional Opportunities

Focused on Consolidating Conventional Assets in the Central Basin Platform & Northwest Shelf



Publics
Privates
CBP/NWS Publics
CBP/NWS Privates
REI
NWS
CBP
Eastern Shelf
Delaware Basin
Midland Basin

Acquire accretive, balance sheet enhancing CBP & NWS assets

- ✓ CBP & NWS remain the "shale era" **underexplored opportunity in the Permian Basin**
- ✓ Conventional opportunities are the focus of Ring Energy's **deep bench of technical talent**
- ✓ **Ring has a proven track record** of generating superior returns by applying new drilling and completion technologies to overlooked conventional zones
- ✓ M&A **wave of conventional targets** continues with divestitures from **majors and large independents**
- ✓ **Lower cost, shallower decline, and less public E&P competition** sets the stage for accretive acquisitions
- ✓ We view CBP & NWS assets as **targets for growth**



Ranking
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Gross Production (2-Stream Mboe/d)
The Prize in CBP & NWS (Texas Only) is… ~ 396,000 Boepd (G) 82% Oil (April. 2025)
OXY
BLACKBEARD
RING ENERGY
KINDER MORGAN
BURK
Hilcorp
ELEVATION
MACH
SCOUT
Crescent Energy
BASIN
ConocoPhillips
Boyd & McWilliams
Two P Partners
DIAMONDBACK ENERGY
98 53 27 26 21 21 19 13 9 8 8 6 6 6 6 4 3 3 3 2
% Oil
80% 68% 78% 80% 78% 85% 86% 60% 91% 91% 64% 82% 77% 71% 50% 88% 92% 92% 67% 80%

Source: Enverus, Companies include Basin O&G, Blackbeard Operating, Boyd & McWilliams, Burk Royalty, ConocoPhillips, Crescent Energy, Diversified, Elevation Resources, Formentera Partners, Hilcorp, Kinder Morgan, OXY, Riley Petroleum, Ring Energy, Diversified Energy, Mach Natural Resources, Texland Petroleum, Diamondback Energy and Two P Partners

12 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Trading at Discount Compared to Recent Transactions

REI Suggested Valuation Using APA Divestiture and MNR Acquisition Valuation Metrics for CBP & NWS Assets

Public and Private Buyers Paying Higher Valuation Multiples for Conventional Permian Assets

MNR Permian Acquisition[5]	
Date Announced	7/10/2025
Sale Price ($MM)	**$500**
Net Production (Boe/d)	**11,000**
$ per Boe/d	**$45,455**

APA Permian Divestiture[1]	
Date Announced	9/10/2024
Sale Price ($MM)	**$950**
Net Production (Boe/d)	21,000
$ per Boe/d	**$45,238**

Current REI Valuation[3]	
7/31/2025 Share Price	$0.76
Shares Outstanding (MM)	~207
Equity Value ($MM)	$157
Debt Outstanding Q225	$448
Enterprise Value ($MM)	**$605**
Q2 25 Net Production (Boe/d)	21,295
$ per Boe/d	**$28,410**

REI at APA & MNR Valuation Metrics	
Avg APA/MNR $ per Boe/d	$45,347
EV ($MM) @ Avg Prod Metric	**$966**
Equity Value ($MM)	$518
Share Price ($)	$2.51



Enterprise Value ($MM)
REI Share Price ($/share)
Share Price ($/sh)
$1,050
$950
$850
$750
$650
$550
$450
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$950MM
$500MM
$0.76
$605MM
$2.51
$966MM
APA Divestiture
MNR Acquisition
REI @ 7/31/2025
REI @ AVG Prod Mult
APA Non-Core asset divestiture in CBP & NWS
MNR Transformative Permian Acquisition
REI trading share price and EV as of July 31, 2025
REI indicative trading share price and EV using APA & MNR Valuation Metrics

Asset Metrics Comparison	REI	APA Divestiture[1,2]	MNR Acquisition[2,5]
Q2 25 Net Production (Boe/d)	21,295	21,000	11,000
% Oil	68%	57%	98%
Q2 2025 Field Level Margin[3] ($/Boe)	>$29	< REI	< REI
2024 PDP[4] Decline %	22%	7%	8%
Q2 2025 LOE ($/Boe)	$10.45	> REI	> REI
CO2 Operations	NO	YES	NO
Operated Well Count (G)	~1,035	~5,100+	~4,600+

1. APA Corp press release on September 10, 2024, asset sale of non-core properties in Permian Basin.
2. Source Enverus as of 11/5/2024 for APA and Enverus as of 8/2/2025 for MNR.
3. Field Level Margin $ per Boe is calculated as realized $ per Boe minus LOE, GP&T, operating lease exp., severance and ad valorem taxes.
4. Ring Energy decline is Pro Forma internal management estimates for PDP Ring legacy and the acquisition of Lime Rock's CBP assets.
5. MNR press release on July 10, 2025, transformative acquisition in Permian Basin.

13 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Robust Value Proposition Through Commodity Price Cycles 14 2025 and Beyond Target leverage ratio below 1.0x and position Ring to return capital to stockholders Remaining focused on maximizing FCF generation to strengthen the balance sheet Strong Cash Operating margins help deliver superior results & helps manage risk in market downturns Disciplined capital program retains flexibility to respond to changing market conditions, delivering competitive returns Pursuing accretive, balance sheet enhancing acquisitions to increase scale, lower break-even costs, build inventory and accelerate ability to pay down debt

www.ringenergy.com FINANCIAL OVERVIEW Q2 2025 EARNINGS & UPDATED GUIDANCE | August 7, 2025 | NYSE AMERICAN: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI 1.59x 1.59x 1.66x 1.90x Historical Metrics 16 Quarterly Analysis of AFCF1 1. Adjusted EBITDA, Adjusted Free Cash Flow ("AFCF"), and Leverage Ratio are Non-GAAP financial measures. See Appendix and prior releases for reconciliation to GAAP measures. 2. Net Interest Expense included in table is interest expense net of interest income and excludes deferred financing costs amortization. Leverage Ratio (LTM)1 Disciplined and Efficient Capital Spending Focused on Sustainably Generating AFCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 2.05x Realized $/Boe $55.06 $48.24 $46.14 $47.78 $42.63 1 12

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Reducing Debt & Increasing Liquidity 17 Disciplined Capital Spending & Sustainably Generating AFCF 1. Paydown of $19 million is net of the $50 million that was borrowed to fund the Founders Acquisition. 2. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. RBL Balance & Adjusted Debt Paydown1 ($ Million) Liquidity2 ($ Million) Founders Acquisition1 Founders Acquisition Founders Acquisition final deferred payment FY Adv tax payment and other one-time cash items Adjusted Debt Paydown ($MM) RBL Balance ($MM) Lime Rock Acquisition Lime Rock Acquisition

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Competitive Value for Stockholders 18 Track Record of 3 Consecutive Years of Corporate Returns Above 15% Despite Drop in Commodity Prices 1. The Company defines “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. Cash Return on Capital Employed1 (CROCE) % Strong CROCE % • Disciplined and successful capital program driving returns • Shallow decline production base contributes to higher returns • High quality inventory together with operating proficiency and efficient execution on capital program led to increased profitability • Multiple asset core areas in NWS & CBP with existing infrastructure provide diverse inventory of high return, low cost horizontals and verticals providing flexibility to react to volatile market conditions and ability to maximize AFCF generation 2022 – ‘24 CROCE Avg of 17.9% Avg WTI $/Bbl & Avg Realized $/Boe

www.ringenergy.com ASSET OVERVIEW Q2 2025 EARNINGS & UPDATED GUIDANCE | August 7, 2025 | NYSE AMERICAN: REI

Committed to Sustainable Success

RING ENERGY

2024 Sustainability Report

Download Report PDF


RING
ENERGY
SUSTAINABILITY
REPORT


ENVIRONMENTAL
S
E
ESG
SOCIAL
GOVERNANCE
G

Progressing our ESG Journey

- Created **ESG Task Force** and established **Target Zero 365 (TZ-365)** Safety & Environmental Initiative in 2021 to monitor and guide the Company's adherence to ESG standards.
  - Designed to protect the workforce, environment, communities and financial sustainability.
  - Focused on **Safety-first** environment and achieving high percentage of **Target Zero Days.**
- 2024 YoY reduction of **methane emissions by ~25%**
- 1H 2025 Continued focus on improving internal processes and **minimizing environmental impact**.
  - Completed implementation of **contractor management** program and initiated **contractor orientation** process to support and ensure safe work practices within our contract work force.
  - Initiated implementation of **enhanced facility maintenance program** to proactively eliminate leaks and spills.
- 2025 Capital Program includes **Emission Reduction** plans with:
  - Continued upgrades of **Tank Vent Control Systems** including **High and Low pressure Flares.**
  - Continued upgrades of vessel controls to **eliminate pneumatic devices** and/or **convert to non-vent controls**.
  - Migrating **Leak Detection and Repair** program in-house to increase quality and reduce costs.

A Target Zero Day

is a Day that Results in:

- Zero Company or Contractor OSHA Recordable Injury, and
- Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and
- Zero Preventable Vehicle Incidents, and
- Zero H2S Alarms of 10PPM or Greater


ENVIRONMENTAL
S

20 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI ~12 MMBoe $160 MM PD $127MM PUD $33MM Oil Gas NGL ~12 MMBoe 16 PUDs Proved Reserves1 and Inventory 21 1. Reserves as of Dec 31, 2024 utilizing SEC prices, YE24 SEC Pricing Oil $71.96 per bbl Gas $2.130 per Mcf. 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. 4. LRR Acquisition utilizing SEC prices for TTM ended March 31, 2025, Oil $71.00 per bbl Gas $2.44 per Mcf. Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Locations by Area3 PD ~93 MMBoe PUD ~42 MMBoe Organic Reserve Replacement in 2024 Increased Proved Reserves 3% Increased PD Reserves 5% ~134 MMBoe $1,463 MM PD $1,130 MM PUD $333 MM Oil Gas NGL ~134 MMBoe 210+ PUDs, 220+ PDNPs Replaced Production and Divested Volumes 7.2MM BOE Produced 1.2MM BOE Divested 16MM BOE of Extensions 3.3x previous year extensions of 4.8MM BOE Maintained YoY PUD count at 210+ without acquisition Replaced the 44 wells that were drilled in 2024 R E I L eg ac y SE C Y E 20 24 , e xc l. LR R LR R A cq ui si ti o n4 PD ~9 MMBoe PUD ~3 MMBoe

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Assets Overview 22 Deep Inventory of High-Return Drilling and Re-Completion Locations 1. Vertical completion no lateral length noted. 2. Peak IP 60 (Boepd) based on best rolling 60-day average. 3. Peak IP 30 (Boepd) based on best continuous rolling 30-day average, due to lack of 60 day production data. 4. Peak IP 15 (Boepd) based on best continuous rolling 15-day average, due to lack of 60 day production data. Select Recent New Drill Vertical Well Results – Central Basin Platform Select Recent Re-Completion Well Results – Central Basin Platform Select Recent New Drill Horizontal Well Results – Northwest Shelf Select Recent New Drill Horizontal Well Results – Central Basin Platform Includes operated & NonOP

LRR Acquisition Expands Legacy High-Return Area

Continuing Our Transformation to a Scaled Conventional Permian Operator

Transaction Summary ($MM)

- ✓ Bolt-on acquisition of Lime Rock's Shafter Lake and Midland Farms assets in Andrews County
- ✓ $100mm purchase price
- ✓ Effective October 1, 2024
- ✓ 6-mo Purchase price adjustment ~$13mm



Cash Due @ Close
Eff Date (Purchase $ Adj)
REI Stock
Deferred Payment
$100
$75
$50
$25
$0
10%
9%
13%
68%

Asset Overview

- ✓ **Closed** on March 31, 2025
- ✓ **~19,250 gross / 17,700 net acres** (100% HBP) mostly contiguous to Ring's existing footprint
- ✓ **~2,300 Boe/d (>75% Oil)**[1] average Q1'25 net production
- ✓ Shallow **PDP NTM decline at 13%**
- ✓ **~$121mm** of oil-weighted PD PV-10 at YE'24 SEC pricing
- ✓ **~$31mm LTM Adj. EBITDA**[2] generated with no drilling capital by prior operator
- ✓ **>40 gross drilling locations**[3] weighted to San Andres that immediately compete for capital
- ✓ **Q1'25 Adj EBITDA**[3] **margin of 59% and <$40/bbl breakeven** on San Andres inventory
- ✓ **Low total well count** with minimal P&A liability
- ✓ Exposure to **emerging plays** (Barnett & Woodford Shale)
- ✓ **Robust SWD capacity**



Legend
Ring Energy Leasehold
Lime Rock Resources
Yoakum
Gaines
Dawson
Andrews
Martin
Ector
Midland
Crane
Upton
Pecos
~100 active producing wells
Strategic Fit
Shafter Lake
Midland Farms

1. Source: Lime Rock Preliminary Settlement Statement.
2. Adjusted EBITDA, and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures.
3. Includes all locations operated and non-operated across "PDNP" and "PUD" reserve categories and 2P/3P locations.

23 | Ring Energy, Inc. | Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Impact of Founders Acquisition 24 Performance Exceeded Initial Expectations 1. 3-stream net production 2. 2-stream gross production as reported to Texas RRC 3. CGA Proved reserves for Penwell Field Reduced Capex by 28% Founders Acquisition $75MM REI Net Prod. (MBoe/d) 1 REI Net Debt $MM Production (G) Boe/d 2 LOE $/Boe D&C $MM 90 Day Cum MBoe 2 Proved Reserves MMBoe 3 Close date Aug 15, 2023 17.3 REI Standalone REI Pro Forma 20.1 16% growth to PF company REI Standalone $397 $392 Net Debt reduced over 5 qtrs Reduced LOE by 20% Founders Penwell Asset in Ector County – Post Closing Performance REI Pro Forma – Post Closing Performance Increased Gross Prod by 38% Increased 1P Reserves by 46%Increased Performance by 24% REI Pro Forma

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Assets Overview 25 New Drill Inventory Performance 2023 vs 2024 (2025 not enough wells drilled YTD for statistical comparison) 1. PJ Lea new drills are 6 frac stages and Penwell new drills are 7 frac stages. Consistent HZ Well Performance San Andres Horizontal Play EUR (MBoe) per 1000’ Lateral Feet Enhanced Vertical Well Performance CBP Vertical Multi-Stacked Play D&C Capex $ per Effective Lateral Foot Vertical D&C Capex1 $ per Frac Stage ($M) 87-91% Oil - l Reduced by 11% Reduced by 3% ~70% Oil ~81% Oil

San Andres Horizontal Play Characteristics

Proven, Conventional, Top Tier Returns

	San Andres Hz	Delaware Hz	Midland Hz
High ROR Oil Play	✓	✓	✓
Low D&C Costs	✓		
Lower 1st Year Decline	✓		
Low Lease Acquisition Cost	✓		
Long life wells	✓		
Oil IPs >750 Bbl/d		✓	✓
Multiple Benches		✓	✓
> 85% Oil	✓		
$30-35/Bbl D&C Break-even[2]	✓		

- Permian Basin has produced >30 BBbl
  - San Andres accounts for ~40%
- Low D&C costs[1] $2.2 - $3.3 MM per Hz well
- Vertical depth of ~5,000'
- Typical oil column of 200' - 300'
- Life >35+ years
- Initial peak oil rates of 300 - 700 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range is for CBP & NWS 1.0 & 1.5 mile laterals in 2024.
2. Break-even costs is for core inventory in NWS & CBP horizontal asset areas. The range in break-even based on YTD capex spend and depends on lateral length, asset area, completion and artificial lift type.

26 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Vertical Multi-Stacked Pay Characteristics

Proven, Conventional, Top Tier Returns

	CBP Vt Stack & Frac	Delaware Hz	Midland Hz
High ROR Oil Play	✓	✓	✓
Low D&C Costs	✓		
Lower 1st Year Decline	✓		
Low Lease Acquisition Cost	✓		
Long life wells	✓		
Oil IPs >750 Bbl/d		✓	✓
Multiple Benches	✓	✓	✓
High NRI's	✓		
$35-$40/Bbl D&C Break-even[2]	✓		

- Central Basin Platform has produced >15 BBboe
  - Vertical multi-stage fracs targeting legacy reservoirs that have been productive throughout the basin (Clearfork to Wolfcamp)
- Low D&C costs[1] $1.0 - $1.8 MM per well
- Targeted Vertical completion depths of ~4,000-7,000'
- Typical oil column of 1,000-1,500'
- Life >30+ years
- Initial peak oil rates of 150 - 400 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range for verticals include all CBP-S inventory.
2. Break-even costs is for core inventory in NWS & CBP horizontal asset areas. The range in break-even based on YTD capex spend and depends on lateral length, asset area, completion and artificial lift type.

27 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

www.ringenergy.com THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Wes Harris (281) 975-2146 wharris@ringenergy.com Analyst Coverage ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: 281-397-3699 Alliance Global Partners (AGP) Poe Fratt (314) 719-6084 pfratt@allianceg.com Q2 2025 EARNINGS & UPDATED GUIDANCE | AUGUST 7, 2025 | NYSE AMERICAN: REI

www.ringenergy.com APPENDIX Q2 2025 EARNINGS & UPDATED GUIDANCE | AUGUST 7, 2025 | NYSE AMERICAN: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI REI Historical Price Performance1 Price Performance Since January 1, 2022 1. Sources Factset as of 7/30/2025 2. ~6MM shares sold between 5/12/2025 – 6/12/2025 in daily allotments between 27k and 652k shares 3. Warburg no longer required to file Section 16 Reports (i.e. Form 4s) due to less than 10% ownership 30 Stronghold Announcement Founders Announcement 6.5 MM warrants exercised 3.0 MM warrants exercised 4.5 MM warrants exercised 14.5 MM warrants exercised Warburg Pincus sell down 12.6 MM shares Warburg Pincus sell down 4.4 MM shares Warburg Pincus sell down 6.2 MM shares Warburg Pincus sell down 6.6 MM shares Warburg Pincus sell down 6 MM shares2

Financial Overview

Derivative Summary as of June 30, 2025

Oil Hedges (WTI)

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027
Swaps:								
Hedged volume (Bbl)	471,917	241,755	608,350	577,101	171,400	529,000	509,500	492,000
Weighted average swap price	$ 68.64	$ 65.56	$ 67.95	$ 67.41	$ 62.26	$ 65.34	$ 62.82	$ 60.45
Two-way collars:								
Hedged volume (Bbl)	225,400	404,800	—	—	379,685	—	—	—
Weighted average put price	$ 65.00	$ 60.00	$ —	$ —	$ 60.00	$ —	$ —	$ —
Weighted average call price	$ 78.91	$ 75.68	$ —	$ —	$ 72.50	$ —	$ —	$ —

Oil Hedges (basis differential)

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027
Argus basis swaps:								
Hedged volume (Bbl)	183,000	276,000	—	—	—	—	—	—
Weighted average spread price [(1)]	$ 1.00	$ 1.00	$ —	$ —	$ —	$ —	$ —	$ —

(1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude.

Gas Hedges (Henry Hub)

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027
NYMEX Swaps:								
Hedged volume (MMBtu)	300,500	128,400	140,600	662,300	121,400	613,300	—	—
Weighted average swap price	$ 3.88	$ 4.25	$ 4.20	$ 3.54	$ 4.22	$ 3.83	$ —	$ —
Two-way collars:								
Hedged volume (MMBtu)	309,350	748,000	694,500	139,000	648,728	128,000	717,000	694,000
Weighted average put price	$ 3.17	$ 3.10	$ 3.50	$ 3.50	$ 3.10	$ 3.50	$ 3.99	$ 3.00
Weighted average call price	$ 4.98	$ 4.40	$ 5.11	$ 5.42	$ 4.24	$ 5.42	$ 5.21	$ 4.32

Gas Hedges (Basis Differential)

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027
El Paso Permian Basin basis swaps:								
Hedged volume (MMBtu)	381,725	363,200	—	—	—	—	700,000	—
Weighted average spread price [(2)]	$ 1.69	$ 1.69	$ —	$ —	$ —	$ —	$ 0.74	$ —

(2) The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above.

The Company has hedged:

Bal2025: **~1.3 million barrels of oil** at avg **downside price of $64.87**

2026: **~2.3 million barrels of oil** at avg **downside price of $65.44**

Bal2025: **~1.5 BCF of natural gas** at avg **downside price of $3.37**

2026: **~3.1 BCF of natural gas** at avg **downside price of $3.55**

31 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Income Statement and Operational Stats

RING ENERGY

Income Statement

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended March 31, 2024	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Oil, Natural Gas, and Natural Gas Liquids Revenues	$ 82,602,759	$ 79,091,207	$ 99,139,349	$ 161,693,966	$ 193,642,485
Costs and Operating Expenses					
Lease operating expenses	20,245,981	19,677,552	19,309,017	39,923,533	37,669,451
Gathering, transportation and processing costs	133,809	203,612	107,629	337,421	273,683
Ad valorem taxes	1,648,647	1,532,108	1,337,276	3,180,755	3,482,907
Oil and natural gas production taxes	3,832,607	3,584,455	3,627,264	7,417,062	8,055,567
Depreciation, depletion and amortization	25,569,914	22,615,983	24,699,421	48,185,897	48,491,871
Asset retirement obligation accretion	382,251	326,549	352,184	708,800	703,018
Operating lease expense	175,090	175,091	175,090	350,181	350,181
General and administrative expense (including share-based compensation)	7,138,519	8,619,976	7,713,534	15,758,495	15,182,756
Total Costs and Operating Expenses	59,126,818	56,735,326	57,321,415	115,862,144	114,209,434
Income from Operations	23,475,941	22,355,881	41,817,934	45,831,822	79,433,051
Other Income (Expense)					
Interest income	69,658	90,058	144,933	159,716	223,477
Interest (expense)	(11,757,404)	(9,498,786)	(10,946,127)	(21,256,190)	(22,445,071)
Gain (loss) on derivative contracts	14,648,054	(928,790)	(1,828,599)	13,719,264	(20,843,094)
Gain (loss) on disposal of assets	155,293	124,610	51,338	279,903	89,693
Other income	150,770	8,942	—	159,712	25,686
Net Other Income (Expense)	3,266,371	(10,203,966)	(12,578,455)	(6,937,595)	(42,949,309)
Income Before Provision for Income Taxes	26,742,312	12,151,915	29,239,479	38,894,227	36,483,742
Provision for Income Taxes	(6,107,425)	(3,041,177)	(6,820,485)	(9,148,602)	(8,549,371)
Net Income	$ 20,634,887	$ 9,110,738	$ 22,418,994	$ 29,745,625	$ 27,934,371
Basic Earnings per Share	$ 0.10	$ 0.05	$ 0.11	$ 0.15	$ 0.14
Diluted Earnings per Share	$ 0.10	$ 0.05	$ 0.11	$ 0.15	$ 0.14
Basic Weighted-Average Shares Outstanding	206,522,356	199,314,182	197,976,721	202,964,856	197,684,638
Diluted Weighted-Average Shares Outstanding	206,982,327	201,072,594	200,428,813	204,085,207	199,845,512

Operational Stats

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended March 31, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net sales volumes:					
Oil (Bbls)	1,320,508	1,086,694	1,239,731	2,407,202	2,458,568
Natural gas (Mcf)	1,703,808	1,615,196	1,538,347	3,319,004	3,034,854
Natural gas liquids (Bbls)	333,374	299,366	304,448	632,740	568,250
Total oil, natural gas and natural gas liquids (Boe)[1]	1,937,850	1,655,259	1,800,570	3,593,109	3,532,627
% Oil	68 %	66 %	69 %	67 %	70 %
% Natural Gas	15 %	16 %	14 %	15 %	14 %
% Natural Gas Liquids	17 %	18 %	17 %	18 %	16 %
Average daily sales volumes:					
Oil (Bbls/d)	14,511	12,074	13,623	13,299	13,509
Natural gas (Mcf/d)	18,723	17,947	16,905	18,337	16,675
Natural gas liquids (Bbls/d)	3,663	3,326	3,346	3,496	3,122
Average daily equivalent sales (Boe/d)	21,295	18,392	19,786	19,851	19,410
Average realized sales prices:					
Oil ($/Bbl)	$ 62.69	$ 70.40	$ 80.09	$ 66.17	$ 77.93
Natural gas ($/Mcf)	(1.31)	(0.19)	(1.93)	(0.77)	(1.25)
Natural gas liquids ($/Bbls)	6.19	9.65	9.27	7.83	10.29
Barrel of oil equivalent ($/Boe)	$ 42.63	$ 47.78	$ 55.06	$ 45.00	$ 54.82
Average costs and expenses per Boe ($/Boe):					
Lease operating expenses	$ 10.45	$ 11.89	$ 10.72	$ 11.11	$ 10.66
Gathering, transportation and processing costs	0.07	0.12	0.06	0.09	0.08
Ad valorem taxes	0.85	0.93	0.74	0.89	0.99
Oil and natural gas production taxes	1.98	2.17	2.01	2.06	2.28
Depreciation, depletion and amortization	13.19	13.66	13.72	13.41	13.73
Asset retirement obligation accretion	0.20	0.20	0.20	0.20	0.20
Operating lease expense	0.09	0.11	0.10	0.10	0.10
G&A (including share-based compensation)	3.68	5.21	4.28	4.39	4.30
G&A (excluding share-based compensation)	2.99	4.19	3.13	3.54	3.22
G&A (excluding share-based compensation and transaction costs)	2.99	4.18	3.13	3.54	3.22

(1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding.) The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.

32 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Balance Sheet

	(Unaudited) June 30, 2025	December 31, 2024
ASSETS		
Current Assets		
Cash and cash equivalents	$ —	$ 1,866,395
Accounts receivable	38,729,543	36,172,316
Joint interest billing receivables, net	781,362	1,083,164
Derivative assets	14,815,235	5,497,057
Inventory	5,384,553	4,047,819
Prepaid expenses and other assets	2,716,824	1,781,341
Total Current Assets	62,427,517	50,448,092
Properties and Equipment		
Oil and natural gas properties, full cost method	1,949,768,881	1,809,309,848
Financing lease asset subject to depreciation	3,712,233	4,634,556
Fixed assets subject to depreciation	3,494,678	3,389,907
Total Properties and Equipment	1,956,975,792	1,817,334,311
Accumulated depreciation, depletion and amortization	(521,741,945)	(475,212,325)
Net Properties and Equipment	1,435,233,847	1,342,121,986
Operating lease asset	1,599,335	1,906,264
Derivative assets	6,613,480	5,473,375
Deferred financing costs	10,456,692	8,149,757
Total Assets	$ 1,516,330,871	$ 1,408,099,474
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts payable	$ 82,422,634	$ 95,729,261
Income tax liability	675,352	328,985
Financing lease liability	724,527	906,119
Operating lease liability	674,927	648,204
Derivative liabilities	2,322,147	6,410,547
Notes payable	1,488,419	496,397
Deferred cash payment	9,604,736	—
Asset retirement obligations	414,974	517,674
Total Current Liabilities	98,327,716	105,037,187
Non-current Liabilities		
Deferred income taxes	37,456,550	28,591,802
Revolving line of credit	448,000,000	385,000,000
Financing lease liability, less current portion	580,604	647,078
Operating lease liability, less current portion	1,061,124	1,405,837
Derivative liabilities	3,864,413	2,912,745
Asset retirement obligations	29,144,695	25,864,843
Total Liabilities	618,435,102	549,459,492
Commitments and contingencies		
Stockholders' Equity		
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock - $0.001 par value; 450,000,000 shares authorized; 206,542,615 shares and 198,561,378 shares issued and outstanding, respectively	206,542	198,561
Additional paid-in capital	809,921,900	800,419,719
Retained earnings (Accumulated deficit)	87,767,327	58,021,702
Total Stockholders' Equity	897,895,769	858,639,982
Total Liabilities and Stockholders' Equity	$ 1,516,330,871	$ 1,408,099,474

RING ENERGY

Statements of Cash Flows

	(Unaudited) Three Months Ended June 30, 2025	Three Months Ended March 31, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Cash Flows From Operating Activities					
Net income	$ 20,634,887	$ 9,110,738	$ 22,418,994	$ 29,745,625	$ 27,934,371
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, depletion and amortization	25,569,914	22,615,983	24,699,421	48,185,897	48,491,871
Asset retirement obligation accretion	382,251	326,549	352,184	708,800	703,018
Amortization of deferred financing costs	1,836,174	1,238,493	1,221,608	3,074,667	2,443,215
Share-based compensation	1,351,839	1,690,958	2,077,778	3,042,797	3,801,610
Credit loss expense	205	17,917	14,937	18,122	178,777
(Gain) loss on disposal of assets	(155,293)	(124,610)	(89,693)	(279,903)	(89,693)
Deferred income tax expense (benefit)	5,950,639	2,805,346	6,621,128	8,755,985	8,206,573
Excess tax expense (benefit) related to share-based compensation	9,326	99,437	46,972	108,763	87,780
(Gain) loss on derivative contracts	(14,648,054)	928,790	1,828,599	(13,719,264)	20,843,094
Cash received (paid) for derivative settlements, net	677,843	(553,594)	(2,594,497)	124,249	(4,056,012)
Changes in operating assets and liabilities:					
Accounts receivable	(1,809,302)	(564,158)	2,955,975	(2,373,460)	(2,284,512)
Inventory	(2,083,798)	747,064	189,121	(1,336,734)	360,537
Prepaid expenses and other assets	(1,560,295)	624,812	(1,251,279)	(935,483)	(747,575)
Accounts payable	(2,495,394)	(10,385,137)	(7,712,355)	(12,880,531)	(9,313,631)
Settlement of asset retirement obligation	(363,691)	(207,580)	(160,963)	(571,271)	(752,324)
Net Cash Provided by Operating Activities	33,297,251	28,371,008	50,617,930	61,668,259	95,807,099
Cash Flows From Investing Activities					
Payments for the Lime Rock Acquisition	—	(70,859,769)	—	(70,859,769)	—
Payments to purchase oil and natural gas properties	(150,183)	(647,106)	(147,004)	(797,289)	(622,862)
Payments to develop oil and natural gas properties	(18,173,374)	(31,083,507)	(36,554,719)	(49,256,881)	(75,459,527)
Payments to acquire or improve fixed assets subject to depreciation	(135,386)	(34,275)	(26,649)	(169,661)	(151,586)
Proceeds from sale of fixed assets subject to depreciation	—	17,360	10,605	17,360	10,605
Proceeds from sale of New Mexico properties	—	—	(144,398)	—	(144,398)
Insurance proceeds received for damage to oil and natural gas properties	99,913	—	—	99,913	—
Net Cash Used in Investing Activities	(18,359,030)	(102,607,297)	(36,862,165)	(120,966,327)	(76,367,768)
Cash Flows From Financing Activities					
Proceeds from revolving line of credit	56,322,997	114,000,000	29,500,000	170,322,997	81,000,000
Payments on revolving line of credit	(68,322,997)	(39,000,000)	(44,500,000)	(107,322,997)	(99,000,000)
Payments for taxes withheld on vested restricted shares, net	(57,015)	(896,431)	(86,991)	(953,446)	(901,976)
Proceeds from notes payable	1,648,539	—	1,501,507	1,648,539	1,501,507
Payments on notes payable	(160,120)	(496,397)	(145,712)	(656,517)	(679,446)
Payment of deferred financing costs	(5,381,602)	—	(45,704)	(5,381,602)	(45,704)
Reduction of financing lease liabilities	(88,874)	(136,427)	(176,128)	(225,301)	(431,284)
Net Cash Provided by (Used in) Financing Activities	(16,039,072)	73,470,745	(13,953,028)	57,431,673	(18,556,903)
Net Increase (Decrease) in Cash	(1,100,851)	(765,544)	(197,263)	(1,866,395)	882,428
Cash at Beginning of Period	1,100,851	1,866,395	1,376,075	1,866,395	296,384
Cash at End of Period	$ —	$ 1,100,851	$ 1,178,812	$ —	$ 1,178,812

33 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI Non-GAAP Disclosure 34 Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “PV-10,” “Leverage Ratio,” “All-in Cash Operating Costs,” and "Cash Operating Margin." Management uses these non-GAAP financial measures in its analysis of performance. In addition, CROCE is a key metric used to determine a portion of the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and transaction costs for executed acquisitions and divestitures (“A&D”). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare Ring’s results with its peers. The Company defines “Adjusted EBITDA” as net income plus net interest expense (including interest income and expense),unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed A&D, share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on Ring’s Condensed Statements of Cash Flows), plus transaction costs for executed acquisitions and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, credit loss expense, and other income. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in the Company’s capital expenditures guidance provided to investors. Management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of Ring’s current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in Ring’s Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non-GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. The table below provides detail of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2024. ($ in 000’s) Present value of estimated future net revenues (PV-10) $1,462,827 Future income taxes, discounted at 10% 229,891 Standardized measure of discounted future net cash flows $1,232,936 “Leverage” or the “Leverage Ratio” is calculated under the Company’s existing senior revolving credit facility and means as of any date, the ratio of (i) Consolidated total debt as of such date to (ii) Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under the Company’s existing senior revolving credit facility. The Company defines “Consolidated EBITDAX” in accordance with its existing senior revolving credit facility that means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges reasonably acceptable to Ring’s senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants, to the extent that during such period the Company shall have consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets so acquired or disposed of. Also set forth in Ring’s existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. “PV-10” is a non-GAAP financial measure that differs from a financial measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 measure of the Company’s oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre- tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Cash Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. The Company defines “All-In Cash Operating Costs,” a non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company. The Company defines “Cash Operating Margin,” a non-GAAP financial measure, as realized revenues per Boe less all-in cash operating costs per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company. The “Current Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i) our Current Assets as of such date to (ii) our Current Liabilities as of such date. Based on its credit agreement, the Company defines Current Assets as all current assets, excluding non-cash assets under Accounting Standards Codification (“ASC”) 815, plus the unused line of credit. The Company’s non-cash current assets include the derivative asset marked to market value. Based on its credit agreement, the Company defines Current Liabilities as all liabilities, in accordance with GAAP, which are classified as current liabilities, including all indebtedness payable on demand or within one year, all accruals for federal or other taxes payable within such year, but excluding current portion of long-term debt required to be paid within one year, the aggregate outstanding principal balance and non-cash obligations under ASC 815.

Non-GAAP Reconciliations

RING ENERGY

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended						Six Months Ended			
	June 30, 2025		March 31, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net income	$20,634,887	$ 0.10	$ 9,110,738	$ 0.05	$22,418,994	$ 0.11	$29,745,625	$ 0.15	$27,934,371	$ 0.14
Share-based compensation	1,351,839	0.01	1,690,958	0.01	2,077,778	0.01	3,042,797	0.02	3,801,610	0.02
Unrealized loss (gain) on change in fair value of derivatives	(13,970,211)	(0.07)	375,196	—	(765,898)	—	(13,595,015)	(0.07)	16,787,082	0.08
Transaction costs - executed A&D	1,000	—	1,776	—	—	—	2,776	—	3,539	—
Tax impact on adjusted items	2,964,996	0.01	(500,646)	(0.01)	(304,225)	—	2,464,350	0.01	(4,752,202)	(0.02)
Adjusted Net Income	10,982,511	$ 0.05	10,678,022	$ 0.05	23,426,649	$ 0.12	21,660,533	$ 0.11	43,774,400	$ 0.22
Diluted Weighted-Average Shares Outstanding	206,982,327		201,072,594		200,428,813		204,085,207		199,845,512	
Adjusted Net Income per Diluted Share	$ 0.05		$ 0.05		$ 0.12		$ 0.11		$ 0.22	

35 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Non-GAAP Reconciliations

RING ENERGY

Adjusted EBITDA

(Unaudited for All Periods)

	Three Months Ended					Six Months Ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Net income	$ 20,634,887	$ 9,110,738	$ 5,657,519	$ 33,878,424	$ 22,418,994	$29,745,625	$27,934,371
Interest expense, net	11,687,746	9,408,728	9,987,731	10,610,539	10,801,194	21,096,474	22,221,594
Unrealized loss (gain) on change in fair value of derivatives	(13,970,211)	375,196	6,999,552	(26,614,390)	(765,898)	(13,595,015)	16,787,082
Income tax (benefit) expense	6,107,425	3,041,177	1,803,629	10,087,954	6,820,485	9,148,602	8,549,371
Depreciation, depletion and amortization	25,569,914	22,615,983	24,548,849	25,662,123	24,699,421	48,185,897	48,491,871
Asset retirement obligation accretion	382,251	326,549	323,085	354,195	352,184	708,800	703,018
Transaction costs - executed A&D	1,000	1,776	21,017	—	—	2,776	3,539
Share-based compensation	1,351,839	1,690,958	1,672,320	32,087	2,077,778	3,042,797	3,801,610
Loss (gain) on disposal of assets	(155,293)	(124,610)	—	—	(51,338)	(279,903)	(89,693)
Other income	(150,770)	(8,942)	(80,970)	—	—	(159,712)	(25,686)
Adjusted EBITDA	$ 51,458,788	$ 46,437,553	$50,932,732	$ 54,010,932	$ 66,352,820	$97,896,341	$128,377,077
Adjusted EBITDA Margin [1]	62 %	59 %	61 %	61 %	67 %	61 %	66 %

1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue.

36 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted Free Cash Flow

(Unaudited for All Periods)

	Three Months Ended					Six Months Ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Net Cash Provided by Operating Activities	$ 33,297,251	$ 28,371,008	$ 47,279,681	$ 51,336,932	$ 50,617,930	$ 61,668,259	$ 95,807,099
Adjustments - Condensed Statements of Cash Flows							
Changes in operating assets and liabilities	8,312,480	9,784,999	(5,073,676)	(6,775,740)	5,979,501	18,097,479	12,737,505
Transaction costs - executed A&D	1,000	1,776	21,017	—	—	2,776	3,539
Income tax expense (benefit) - current	147,460	136,394	71,280	74,899	152,385	283,854	255,018
Capital expenditures	(16,827,513)	(32,451,531)	(37,633,168)	(42,691,163)	(35,360,832)	(49,279,044)	(71,621,840)
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	121,232	—	—	—	—
Credit loss expense	(205)	(17,917)	26,747	(8,817)	(14,937)	(18,122)	(178,777)
Loss (gain) on disposal of assets	—	—	—	—	38,355	—	—
Other income	(150,770)	(8,942)	(80,970)	—	—	(159,712)	(25,686)
Adjusted Free Cash Flow	$ 24,779,703	$ 5,815,787	$ 4,732,143	$ 1,936,111	$ 21,412,402	$ 30,595,490	$ 36,976,858

(Unaudited for All Periods)

	Three Months Ended					Six Months Ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Adjusted EBITDA	$ 51,458,788	$ 46,437,553	$ 50,932,732	$ 54,010,932	$ 66,352,820	$ 97,896,341	$ 128,377,077
Net interest expense (excluding amortization of deferred financing costs)	(9,851,572)	(8,170,235)	(8,688,653)	(9,383,658)	(9,579,586)	(18,021,807)	(19,778,379)
Capital expenditures	(16,827,513)	(32,451,531)	(37,633,168)	(42,691,163)	(35,360,832)	(49,279,044)	(71,621,840)
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	121,232	—	—	—	—
Adjusted Free Cash Flow	$ 24,779,703	$ 5,815,787	$ 4,732,143	$ 1,936,111	$ 21,412,402	$ 30,595,490	$ 36,976,858
Adjusted Free Cash Flow per BOE	$ 12.79	$ 3.51	$ 2.62	$ 1.05	$ 11.89	$ 8.52	$ 10.47

37 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

Leverage Ratio (Current Period End)

	(Unaudited) Three Months Ended September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 33,878,424	$ 5,657,519	$ 9,110,738	$ 20,634,887	$ 69,281,568
Plus: Consolidated interest expense	10,610,539	9,987,731	9,408,728	11,687,746	41,694,744
Plus: Income tax provision (benefit)	10,087,954	1,803,629	3,041,177	6,107,425	21,040,185
Plus: Depreciation, depletion and amortization	25,662,123	24,548,849	22,615,983	25,569,914	98,396,869
Plus: non-cash charges reasonably acceptable to Administrative Agent	(26,228,108)	8,994,957	2,392,703	(12,236,121)	(27,076,569)
Consolidated EBITDAX	**$ 54,010,932**	**$ 50,992,685**	**$ 46,569,329**	**$ 51,763,851**	**$ 203,336,797**
Plus: Pro Forma Acquired Consolidated EBITDAX	7,838,163	5,244,078	7,392,359	—	20,474,600
Less: Pro Forma Divested Consolidated EBITDAX	(600,460)	77,819	8,855	—	(513,786)
Pro Forma Consolidated EBITDAX	**$ 61,248,635**	**$ 56,314,582**	**$ 53,970,543**	**$ 51,763,851**	**$ 223,297,611**
Non-cash charges reasonably acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 354,195	$ 323,085	$ 326,549	$ 382,251	
Unrealized loss (gain) on derivative assets	(26,614,390)	6,999,552	375,196	(13,970,211)	
Share-based compensation	32,087	1,672,320	1,690,958	1,351,839	
Total non-cash charges reasonably acceptable to Administrative Agent	$ (26,228,108)	$ 8,994,957	$ 2,392,703	$ (12,236,121)	

	As of June 30, 2025	Corresponding Leverage Ratio
Leverage Ratio Covenant:		
Revolving line of credit	$ 448,000,000	2.01
Lime Rock deferred payment	10,000,000	0.04
Consolidated Total Debt	458,000,000	2.05
Pro Forma Consolidated EBITDAX	223,297,611	
Leverage Ratio	**2.05**	
Maximum Allowed	≤ 3.00x	

Leverage Ratio (Comparative Period End)

	(Unaudited) Three Months Ended September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ (7,539,222)	$ 50,896,479	$ 5,515,377	$ 22,418,994	$ 71,291,628
Plus: Consolidated interest expense	11,301,328	11,506,908	11,420,400	10,801,194	45,029,830
Plus: Income tax provision (benefit)	(3,411,336)	7,862,930	1,728,886	6,820,485	13,000,965
Plus: Depreciation, depletion and amortization	21,989,034	24,556,654	23,792,450	24,699,421	95,037,559
Plus: non-cash charges acceptable to Administrative Agent	36,396,867	(29,695,076)	19,627,646	1,664,064	27,993,501
Consolidated EBITDAX	**$ 58,736,671**	**$ 65,127,895**	**$ 62,084,759**	**$ 66,404,158**	**$ 252,353,483**
Plus: Pro Forma Acquired Consolidated EBITDAX	4,810,123	—	—	—	4,810,123
Less: Pro Forma Divested Consolidated EBITDAX	(672,113)	(66,463)	40,474	(4,643)	(702,745)
Pro Forma Consolidated EBITDAX	**$ 62,874,681**	**$ 65,061,432**	**$ 62,125,233**	**$ 66,399,515**	**$ 256,460,861**
Non-cash charges acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 354,175	$ 351,786	$ 350,834	$ 352,184	
Unrealized loss (gain) on derivative assets	33,871,957	(32,505,544)	17,552,980	(765,898)	
Share-based compensation	2,170,735	2,458,682	1,723,832	2,077,778	
Total non-cash charges acceptable to Administrative Agent	$ 36,396,867	$ (29,695,076)	$ 19,627,646	$ 1,664,064	

	As of June 30, 2024
Leverage Ratio Covenant:	
Revolving line of credit	$ 407,000,000
Pro Forma Consolidated EBITDAX	256,460,861
Leverage Ratio	**1.59**
Maximum Allowed	≤ 3.00x

38 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Leverage Ratio (Summary of Other Periods)

	(Unaudited) Last Four Quarters Ended				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 69,281,568	$ 71,065,675	$ 67,470,314	$ 112,709,274	$ 71,291,628
Plus: Consolidated interest expense	41,694,744	40,808,192	42,819,864	44,339,041	45,029,830
Plus: Income tax provision (benefit)	21,040,185	21,753,245	20,440,954	26,500,255	13,000,965
Plus: Depreciation, depletion and amortization	98,396,869	97,526,376	98,702,843	98,710,648	95,037,559
Plus: non-cash charges acceptable to Administrative Agent	(27,076,569)	(13,176,384)	4,058,559	(34,631,474)	27,993,501
Consolidated EBITDAX	**$ 203,336,797**	**$ 217,977,104**	**$ 233,492,534**	**$ 247,627,744**	**$ 252,353,483**
Plus: Pro Forma Acquired Consolidated EBITDAX	20,474,600	30,803,716	—	—	4,810,123
Less: Pro Forma Divested Consolidated EBITDAX	(513,786)	(983,162)	(1,116,101)	(1,169,088)	(702,745)
Pro Forma Consolidated EBITDAX	**$ 223,297,611**	**$ 247,797,658**	**$ 232,376,433**	**$ 246,458,656**	**$ 256,460,861**

	As of June 30, 2025	As of March 31, 2025	As of December 31, 2024	As of September 30, 2024	As of June 30, 2024
Leverage Ratio Covenant:					
Revolving line of credit	$ 448,000,000	$ 460,000,000	$ 385,000,000	$ 392,000,000	$ 407,000,000
Estimated deferred payment	10,000,000	10,000,000	—	—	—
Consolidated Total Debt	458,000,000	470,000,000	385,000,000	392,000,000	407,000,000
Pro Forma Consolidated EBITDAX	223,297,611	247,797,658	232,376,433	246,458,656	256,460,861
Leverage Ratio	**2.05**	**1.9**	**1.66**	**1.59**	**1.59**
Maximum Allowed	≤ 3.00x	≤ 3.00x	≤ 3.00x	≤ 3.00x	≤ 3.00x

39 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted Cash Flow from Operations (ACFFO)

	(Unaudited for All Periods)				
	Three Months Ended			Six Months Ended	
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net Cash Provided by Operating Activities	$ 33,297,251	$ 28,371,008	$ 50,617,930	$ 61,668,259	$ 95,807,099
Changes in operating assets and liabilities	8,312,480	9,784,999	5,979,501	18,097,479	12,737,505
Adjusted Cash Flow from Operations	$ 41,609,731	$ 38,156,007	$ 56,597,431	$ 79,765,738	$108,544,604

G&A Reconciliations

	(Unaudited for All Periods)				
	Three Months Ended			Six Months Ended	
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
General and administrative expense (G&A)	$ 7,138,519	$ 8,619,976	$ 7,713,534	$15,758,495	$15,182,756
Shared-based compensation	1,351,839	1,690,958	2,077,778	3,042,797	3,801,610
G&A excluding share-based compensation	5,786,680	6,929,018	5,635,756	12,715,698	11,381,146
Transaction costs - executed A&D	1,000	1,776	—	2,776	3,539
G&A excluding share-based compensation and transaction costs	$ 5,785,680	$ 6,927,242	$ 5,635,756	$12,712,922	$11,377,607

Cash Return on Capital Employed (CROCE)

	As of and for the twelve months ended		
	December 31, 2024	December 31, 2023	December 31, 2022
Total long term debt (i.e. revolving line of credit)	$385,000,000	$425,000,000	$415,000,000
Total stockholders' equity	858,639,982	786,582,900	661,103,391
Average debt	405,000,000	420,000,000	352,500,000
Average stockholders' equity	822,611,441	723,843,146	480,863,799
Average debt and stockholders' equity	$1,227,611,441	$1,143,843,146	$833,363,799
Net Cash Provided by Operating Activities	$194,423,712	$198,170,459	$196,976,729
Less change in WC (Working Capital)	(888,089)	1,180,748	24,091,577
Adjusted Cash Flows From Operations (ACFFO)	$195,311,801	$196,989,711	$172,885,152
CROCE (ACFFO)/(Average D+E)	15.9 %	17.2 %	20.7 %

PV-10

	Oil (Bbl)	Gas (Mcf)	Natural Gas Liquids (Bbl)	Net (Boe)	PV-10
Balance, December 31, 2023	82,141,277	146,396,322	23,218,564	129,759,229	$ 1,647,031,127
Purchase of minerals in place	—	—	—	—	
Extensions, discoveries and improved recovery	11,495,236	10,630,769	2,738,451	16,005,482	
Sales of minerals in place	(1,140,568)	(56,020)	(16,361)	(1,166,266)	
Production	(4,861,628)	(6,423,674)	(1,258,814)	(7,191,054)	
Revisions of previous quantity estimates	(6,730,246)	(730,235)	3,621,245	(3,230,707)	
Balance, December 31, 2024	80,904,071	149,817,162	28,303,085	134,176,684	$ 1,462,827,136

40 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

All-In Cash Operating Costs

(Unaudited for All Periods)

	Three Months Ended			Six Months Ended		Trailing Twelve Months Ended	
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024	June 30, 2025	March 31, 2025
All-In Cash Operating Costs:							
Lease operating expenses (including workovers)	$ 20,245,981	$ 19,677,552	$ 19,309,017	$ 39,923,533	$ 37,669,451	$ 80,565,031	$ 79,628,067
G&A excluding share-based compensation	5,786,680	6,929,018	5,635,756	12,715,698	11,381,146	25,468,835	25,317,911
Net interest expense (excluding amortization of deferred financing costs)	9,851,572	8,170,235	9,579,586	18,021,807	19,778,379	36,094,118	35,822,132
Operating lease expense	175,090	175,091	175,090	350,181	350,181	700,362	700,362
Oil and natural gas production taxes	3,832,607	3,584,455	3,627,264	7,417,062	8,055,567	15,478,060	15,272,717
Ad valorem taxes	1,648,647	1,532,108	1,337,276	3,180,755	3,482,907	7,766,912	7,455,541
Gathering, transportation and processing costs	133,809	203,612	107,629	337,421	273,683	570,071	543,891
All-in cash operating costs	$ 41,674,386	$ 40,272,071	$ 39,771,618	$ 81,946,457	$ 80,991,314	$ 166,643,389	$ 164,740,621
Boe	1,937,850	1,655,259	1,800,570	3,593,109	3,532,627	7,251,536	7,114,256
All-in cash operating costs per Boe	$ 21.51	$ 24.33	$ 22.09	$ 22.81	$ 22.93	$ 22.98	$ 23.16

Cash Operating Margin

(Unaudited for All Periods)

	Three Months Ended			Six Months Ended		Trailing Twelve Months Ended	
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024	June 30, 2025	March 31, 2025
Cash Operating Margin							
Realized revenues per Boe	$ 42.63	$ 47.78	$ 55.06	$ 45.00	$ 54.82	$ 46.11	$ 49.33
All-in cash operating costs per Boe	21.51	24.33	22.09	22.81	22.93	22.98	23.16
Cash Operating Margin per Boe	$ 21.12	$ 23.45	$ 32.97	$ 22.19	$ 31.89	$ 23.13	$ 26.17

41 Ring Energy, Inc. Q2 Earnings & Updated Guidance | August 7, 2025 | NYSE American: REI